Commitments and Contingencies	12 Months Ended
Aug. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
18.	Commitments and Contingencies

(a)	Capital expenditure commitments

The Group has no capital expenditure commitment as of August 31, 2022, which are expected to be paid within one year.

(b)	Contingencies

The Group has been named as a defendant in a number of lawsuits arising in its ordinary course of business (classified to the discontinued operations in fiscal 2022). As of the date of this annual report, the Company continues to use all commercially reasonable efforts to defend itself in these proceedings and is undergoing on-going discussion with regulatory authorities. We make the accrual in RMB 15.5 million (US$2.4 million) for the non-education related lawsuit in the consolidated statements of operations (General & Administrative and Accrued Expenses and Other Current Liabilities). For the lawsuit of education service in RMB3.8 million (US$0.6 million), we believe that it could be covered by the prepayments from customers. The total number of the lawsuits by category, amount involved and scope of each category are presented as follows:

Amount in thousands of Renminbi (“RMB”) except for number of cases

	Numbers	Total amount involved RMB	Amount involved scope per case
Lease	5	2,167	From 371 to 797
Advertisement	1	3,969	3,969
Technology service	2	504	From 237 to 266
Purchase	4	2,424	From 49 to 1,298
Property preservation	2	2,441	From 62 to 2,377
Decoration	3	4,020	From 680 to 2,540
Education service	99	3,795	From 9 to 2,378
Total	116	19,320

As of the date of this annual report, the Company is using all commercially reasonable efforts to defend itself in these proceedings and is still undergoing on-going discussion with regulatory authorities.